UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2007

Southwall Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15930	94-2551470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3788 Fabian Way
Palo Alto, California 94303
(Address of principal executive offices)

(650) 798-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 30, 2007, Southwall Technologies Inc. ("Southwall") issued a press release announcing the promotion of Dennis Capovilla as President of Southwall and Mike Vargas as Vice President of General Administration effective June 1, 2007.  A copy of the press release is filed as Exhibit 99.1 herewith.  Background information regarding Mr. Capovilla and related party transactions involving Mr. Capovilla were previously reported by Southwall in the proxy statement filed on May 1, 2007.

Item 9.01.	Financial Statements and Exhibits

c.	Exhibits.

Exhibit No.:	Description

Exhibit 99.1	Press Release, dated May 30, 2007, issued by Southwall Technologies Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWALL TECHNOLOGIES INC.

By:	/s/ R. Eugene Goodson
R. Eugene Goodson
Chief Executive Officer
Date: May 31, 2007